UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 23, 2020
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5 Hanover Quay
Grand Canal Dock
Dublin, D02 VY79, Ireland
(Address of Principal Executive Offices)
(Zip Code)
(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares. $0.01 par value per share	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth below in Item 8.01 under the caption “Borrowing Under The Revolving Credit Facility” is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.
On March 23, 2020, Aptiv PLC (the “Company”) issued a press release announcing the following actions taken to provide additional liquidity and financial flexibility to mitigate the effect on its business from the international emergency that has arisen as a result of the novel coronavirus (“COVID-19”) pandemic.
Borrowing Under The Revolving Credit Facility
As previously disclosed, the Company maintains a revolving credit facility of $2.0 billion (the “Revolving Credit Facility”) as part of its Credit Agreement, the material terms of which are described in the section titled “Credit Agreement” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 3, 2020 (the “Form 10-K”) and incorporated herein by reference.
On March 23, 2020, the Company provided notice to the lenders pursuant to the Credit Agreement to draw down on the Revolving Credit Facility all remaining availability, resulting in a total of $2.0 billion outstanding under the Revolving Credit Facility. The Revolving Credit Facility will mature on August 17, 2021. A copy of the Credit Agreement is listed as an exhibit to the Form 10-K.
Suspension of Dividend
The Company also announced the suspension of its quarterly dividend. As the uncertainty resulting from the COVID-19 pandemic is resolved, the Board of Directors will re-evaluate such suspension.
Suspension of Guidance
Due to unprecedented global economic conditions and uncertainty resulting from the COVID-19 pandemic, the Company is suspending its financial guidance that it previously provided for 2020. The Company expects to provide a business update on its first quarter earnings call.
A copy of the press release is attached as an exhibit and is incorporated herein by reference. The press release is available on the Company’s website at aptiv.com.
Forward-Looking Statements
This report, as well as other statements made by the Company, contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance, including the impact of the current COVID-19 pandemic on the Company’s future operations and balance sheet. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from the expectations set forth in this report, in particular due to the uncertainties posed by the pandemic and the difficulty in predicting its future course and its impact on the global economy. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.
The information in this Item 2.03, Item 8.01 and Item 9.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit
Number	Description

99.1	Press Release Dated March 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 23, 2020	APTIV PLC

		By:	/s/ Joseph R. Massaro
Joseph R. Massaro
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Dated March 23, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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